UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2005

AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY

(Exact Name of Registrant as Specified in its Charter)

IOWA	001-31911	42-1447959
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 Westown Parkway, Suite 440, West Des Moines, Iowa		50266
(Address of Principal Executive Offices)		(Zip Code)

(515) 221-0002
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Material Agreements

From time to time, American Equity Investment Life Holding Company (the “Company”) may issue stock options to its directors, officers, employees, consultants and advisors under and pursuant to the 1996 Stock Option Plan (as amended, the “1996 Plan”), which plan, and amendments thereto, were previously adopted by the Board and approved by the stockholders of the Company. The Company has previously filed the 1996 Plan with the SEC. A copy of the form of option agreement under the 1996 Plan is filed as Exhibit 10.1 to this Form 8-K.

From time to time, the Company may issue stock options to its employees under and pursuant to the 2000 Employee Stock Option Plan (as amended, the “2000 Employee Plan”), which plan, and amendments thereto, were previously adopted by the Board and approved by the stockholders of the Company. The Company has previously filed the 2000 Employee Plan with the SEC.  A copy of the form of option agreement under the 2000 Employee Plan is filed as Exhibit 10.2 to this Form 8-K.

From time to time, the Company may issue stock options to its directors under and pursuant to the 2000 Director Stock Option Plan (as amended, the “2000 Director Plan”), which plan, and amendments thereto, were previously adopted by the Board and approved by the stockholders of the Company. The Company has previously filed the 2000 Director Plan with the SEC.  A copy of the form of option agreement under the 2000 Director Plan is filed as Exhibit 10.3 to this Form 8-K.

On December 31, 2004, the Board of Directors of the Company approved the grant of options to purchase shares of common stock under the 2000 Employee Plan to the executive officers of the Company as set forth below, subject to the terms of the 2000 Employee Plan and the employee stock option agreements, attached hereto as Exhibits 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9 to this Form 8-K.

Name of Executive Officer	Number of Shares of Common Stock Available For Purchase
Wendy L. Carlson	20,000
James M. Gerlach	17,500
John M. Matovina	20,000
Terry A. Reimer	17,500
Debra J. Richardson	20,000
Kevin R. Wingert	20,000

Item 9.01               Financial Statements and Exhibits

(c) Exhibits:

10.1         Form of Option Agreement under the 1996 Stock Option Plan.

10.2         Form of Option Agreement under the 2000 Employee Stock Option Plan.

10.3         Form of Option Agreement under the 2000 Director Stock Option Plan.

10.4         Employee Stock Option Agreement (Wendy L. Carlson).

10.5         Employee Stock Option Agreement (James M. Gerlach).

10.6         Employee Stock Option Agreement (John M. Matovina).

10.7         Employee Stock Option Agreement (Terry A. Reimer).

10.8         Employee Stock Option Agreement (Debra J. Richardson).

10.9         Employee Stock Option Agreement (Kevin R. Wingert).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2005

AMERICAN EQUITY INVESTMENT

LIFE HOLDING COMPANY

By:	/s/ Wendy L. Carlson
Wendy L. Carlson
Chief Financial Officer and General Counsel

EXHIBIT INDEX

Exhibit Number

10.1	Form of Option Agreement under the 1996 Stock Option Plan.

10.2	Form of Option Agreement under the 2000 Employee Stock Option Plan.

10.3	Form of Option Agreement under the 2000 Director Stock Option Plan.

10.4	Employee Stock Option Agreement (Wendy L. Carlson).

10.5	Employee Stock Option Agreement (James M. Gerlach).

10.6	Employee Stock Option Agreement (John M. Matovina).

10.7	Employee Stock Option Agreement (Terry A. Reimer).

10.8	Employee Stock Option Agreement (Debra J. Richardson).

10.9	Employee Stock Option Agreement (Kevin R. Wingert).